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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 9, 2002



                              RVM INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)



         DELAWARE                     0-1709                31-1515410
(State or other jurisdiction of     (Commission    (IRS employer identification
incorporation or organization)      file number)              number)


  753 WEST WATERLOO ROAD, AKRON, OHIO                             44314-1519
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code: (330) 753-4545


Former name or former address, if changed since last report: NOT APPLICABLE
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On December 20, 2001, the registrant filed with the Securities and Exchange Commission a Current Report on Form 8-K to report the resignation of its independent accountants, Ernst & Young LLP ("E&Y"). Since that date the registrant has been in the process of selecting new independent accountants to audit its financial statements. On July 9, 2002, the registrant completed the selection process and engaged SS&G Financial Services, Inc. for that purpose. The engagement of SS&G Financial Services, Inc. will be for an indefinite period.

Neither the registrant, nor anyone acting on behalf of the registrant, consulted SS&G Financial Services, Inc. for any purpose during the registrant's two most recent fiscal years or during the subsequent interim period preceding the date of engagement (together, the period commencing April 1, 2000 and ending July 8, 2002).

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

None


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  RVM INDUSTRIES, INC.

                                  By:      /s/ Jacob Pollock
                                           ----------------------------
                                           Jacob Pollock
                                           Principal Financial Officer and
                                           Principal Accounting Officer

Dated: July 15, 2002